UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On February 2, 2016, Harris Corporation (“Harris”) issued a press release announcing, among other things, its results of operations and financial condition as of and for its second quarter of fiscal 2016, increasing its previous guidance range regarding expected non-GAAP income from continuing operations per diluted share for fiscal 2016, revising its previous guidance range regarding expected GAAP income from continuing operations per diluted share and updating its previous guidance range regarding expected revenue for fiscal 2016.

Harris’ results of operations for its second quarter of fiscal 2016 reflected an estimated non-cash charge of $367 million ($328 million after-tax), or $2.63 per diluted share, for impairment of goodwill and other assets related to Harris CapRock Communications due to the downturn in the energy market and its impact on customer operations, as well as a loss in discontinued operations of $17 million (net of income taxes), or $0.14 per diluted share, related to the amount of the post-closing working capital adjustment to the purchase price for Harris’ former broadcast communications operation (“Broadcast Communications”), which Harris sold on February 4, 2013 to an affiliate of The Gores Group, LLC (the “Buyer”). Harris and the Buyer previously appointed a nationally recognized accounting firm to resolve a dispute between them over the amount of the post-closing working capital adjustment. The loss in discontinued operations was based on the accounting firm’s final determination as to the disputed items rendered on January 29, 2016, in which it concluded substantially in Harris’ favor and partly in the Buyer’s favor. The full text of the press release and related financial tables is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Financial Measures

The press release includes a discussion of non-GAAP financial measures, including (i) income from continuing operations and income from continuing operations per diluted share for the second quarter of fiscal 2016, in each case excluding an impairment charge, acquisition-related items, restructuring and other charges; (ii) free cash flow for the second quarters of fiscal 2016 and fiscal 2015, excluding cash flow for net capital expenditures; (iii) segment operating income for the second quarter of fiscal 2016 for the Communication Systems and Electronic Systems segments, in each case excluding restructuring and other charges; (iv) segment operating income for the second quarter of fiscal 2016 for the Critical Networks segment, excluding an impairment charge, restructuring and other charges; and (v) the guidance range for expected income from continuing operations per diluted share for fiscal 2016, excluding an impairment charge, acquisition-related items, restructuring and other charges. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Income from continuing operations and income from continuing operations per diluted share for the second quarter of fiscal 2016, in each case excluding an impairment charge, acquisition-related items, restructuring and other charges; free cash flow for the second quarters of fiscal 2016 and fiscal 2015, excluding cash flow for net capital expenditures; segment operating income for the second quarter of fiscal 2016 for the Communication Systems and Electronic Systems segments, in each case excluding restructuring and other charges; segment operating income for the second quarter of fiscal 2016 for the Critical Networks segment, excluding an impairment charge, restructuring and other charges; and the guidance range for expected income from continuing operations per diluted share for fiscal 2016, excluding an impairment charge, acquisition-related items, restructuring and other charges, are financial measures that are not defined by GAAP and should be viewed in addition to, and not in lieu of, income from continuing operations, income from continuing operations per diluted share, net cash provided by operating activities, segment operating income and other financial measures on a GAAP basis. Harris has included in its press release a reconciliation of non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.

Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze trends in Harris’ business and to understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Please refer to Harris’ financial statements and accompanying footnotes for additional information and for a presentation of results in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release, issued by Harris Corporation on February 2, 2016 (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Miguel A. Lopez
	Name:	Miguel A. Lopez
	Title:	Senior Vice President and Chief Financial Officer

Date: February 2, 2016

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description

99.1	Press Release, issued by Harris Corporation on February 2, 2016 (furnished pursuant to Item 2.02 and Item 7.01).